NYLI Epoch U.S. Equity Yield Fund (formerly MainStay Epoch U.S. Equity Yield Fund)	Summary Prospectus February 28, 2024 As revised August 28, 2024
Class/Ticker	A EPLPX Investor EPLIX B EPLBX C EPLKX I EPLCX R6 EPLDX SIMPLE EPLMX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund by going online to dfinview.com/NYLIM, by calling 800-624-6782 or by sending an e-mail to NYLIShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2024, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks current income and capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 139 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 147 of the Statement of Additional Information.

	Class A	Investor Class	Class B1	Class C	Class I	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.00%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [2]	None [2]	5.00%	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[3]	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%	0.69%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	1.00%	None	None	0.50%
Other Expenses	0.12%	0.45%	0.45%	0.45%	0.12%	0.04%	0.19%
Total Annual Fund Operating Expenses	1.06%	1.39%	2.14%	2.14%	0.81%	0.73%	1.38%
Waivers / Reimbursements[4,5]	0.00%	(0.06)%	(0.06)%	(0.06)%	(0.08)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Waivers / Reimbursements[4,5]	1.06%	1.33%	2.08%	2.08%	0.73%	0.73%	1.38%

1. Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

2.  No initial sales charge applies on investments of $1 million or more (and certain other qualified purchases). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge.

3. The management fee is as follows: 0.70% on assets up to $500 million; 0.68% on assets from $500 million to $1 billion; 0.66% on assets from $1 billion to $2 billion; and 0.65% on assets over $2 billion.

4. New York Life Investment Management LLC ("New York Life Investments") has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.73% of its average daily net assets. This agreement will remain in effect until February 28, 2025, and thereafter shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

5.  New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the transfer agency expenses charged to each of the Fund’s share classes do not exceed 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursements or small account fees. This agreement will remain in effect until February 28, 2025, and thereafter shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of Trustees of the Fund.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class B and Class C shares). The Example reflects Class B and Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

(NYLIM) NL042 MSEUE01	-08/24

Expenses After	Class A	Investor	Class B		Class C		Class I	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period	Assuming no redemption	Assuming redemption at end of period			Class
1 Year	$ 652	$ 629	$ 211	$ 711	$ 211	$ 311	$ 75	$ 75	$ 140
3 Years	$ 869	$ 912	$ 664	$ 964	$ 664	$ 664	$ 251	$ 233	$ 437
5 Years	$ 1,103	$ 1,217	$ 1,144	$ 1,344	$ 1,144	$ 1,144	$ 442	$ 406	$ 755
10 Years	$ 1,773	$ 2,080	$ 2,277	$ 2,277	$ 2,277	$ 2,277	$ 994	$ 906	$ 1,657
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

The Fund generally invests in a diversified portfolio consisting of equity securities of U.S. companies that have a history of attractive dividend yields and positive growth in operating cash flow. Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in equity securities of dividend-paying U.S. companies across all market capitalizations. The Fund may invest up to 15% of its net assets in foreign securities. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer's "country of risk" (or similar designation) as determined by a third-party such as Bloomberg.

Investment Process: Epoch Investment Partners, Inc., the Fund's Subadvisor, invests primarily in companies that generate increasing levels of free cash flow and have management teams that the Subadvisor believes allocate free cash flow effectively to create shareholder value.

The security selection process focuses on free-cash-flow analytics as opposed to traditional accounting-based metrics. The Subadvisor seeks to identify companies with a consistent, straightforward ability to both generate free cash flow and to intelligently allocate it among internal reinvestment opportunities, acquisitions, dividends, share repurchases and/or debt reduction.

The Subadvisor seeks to find and invest in companies that meet its definition of quality-companies that are free cash flow positive or becoming free cash flow positive, and that are led by strong management. The Subadvisor evaluates whether a company has a focus on shareholder yield by analyzing the company's existing cash dividend, the company's share repurchase activities, and the company's debt reduction activities as well as the likelihood of positive changes to each of these criteria, among other factors. Material environmental, social and governance ("ESG") factors are identified and monitored by the Subadvisor. Material ESG factors vary by company and industry, but the Subadvisor pays particular attention to factors relating to climate change and corporate governance. This information is taken into account by the Subadvisor in making investment decisions. Material ESG factors are identified and monitored by the Subadvisor through review of ESG information published by the company (where relevant) or selected specialist third-party research and data providers. While the Subadvisor considers ESG factors in the investment decision-making process of the Fund, this does not mean that ESG considerations are the sole or foremost considerations for investment decisions.

The Subadvisor may sell or reduce a position in a security when it believes its investment objectives have been met or if the investment thesis is failing to materialize. The Subadvisor may also sell or reduce a position in a security if it sees an interruption to the dividend policy, a deterioration in fundamentals or when the security is deemed less attractive relative to another security on a return/risk basis.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic and geopolitical factors for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Equity Securities Risk: Investments in common stocks and other equity securities are particularly subject to the risk of changing economic, stock market, industry and company conditions and the risks inherent in the ability to anticipate such changes that can adversely affect the value of portfolio holdings.

Dividend-Paying Stock Risk: Emphasis on equity and equity-related securities that produce income or other distributions involves the risk that such securities may fall out of favor with investors and underperform the market. Depending upon market conditions, income producing stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund

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to produce current income while remaining fully diversified. Also, an issuer may reduce or eliminate its income payments or other distributions, particularly during a market downturn. The distributions received may not qualify as income for Fund investors.

Value Stock Risk: Value stocks may never reach what the Subadvisor believes is their full value or they may go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions, and therefore the Fund's performance may be lower or higher than that of funds that invest in other types of equity securities.

Market Capitalization Risk: Investments in securities issued by small-, mid-, or large-cap companies will be subject to the risks associated with securities issued by companies of the applicable market capitalization.  Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Smaller capitalization companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments.  Securities issued by larger companies may have less growth potential and may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods.  In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, including those resulting from improvements in technology, and may suffer sharper price declines as a result of earnings disappointments.  There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although a Fund will generally rely on an issuer’s “country of risk” (or similar designation) as determined by Bloomberg (or another similar third party) when categorizing securities as either U.S. or foreign-based, it is not required to do so.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance, as well as an additional index and a composite index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. In accordance with new regulatory requirements, the Fund has selected the Russell 3000® Index, which represents a broad measure of market performance, as a replacement for the Russell 1000® Value Index. The table also includes the average annual returns of the Russell 1000® Value Index and the U.S. Equity Yield Component Index, which are generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit newyorklifeinvestments.com/funds for more recent performance information.

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Annual Returns, Class I Shares

(by calendar year 2014-2023)

Best Quarter
2022, Q4	13.65%
Worst Quarter
2020, Q1	-23.86%

Average Annual Total Returns (for the periods ended December 31, 2023)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	12/3/2008	8.62%	10.09%	8.67%
Return After Taxes on Distributions
Class I		7.18%	9.15%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		6.05%	7.89%	6.78%
Return Before Taxes
Class A	2/3/2009	2.30%	8.51%	7.75%
Investor Class	11/16/2009	2.62%	8.26%	7.53%
Class B	5/8/2017	2.16%	8.37%	6.83%
Class C	11/16/2009	6.16%	8.66%	7.33%
Class R6	5/8/2017	8.62%	10.12%	8.26%
SIMPLE Class	8/31/2020	7.92%	N/A	10.26%

Russell 3000® Index[1]		25.96%	15.16%	11.48%
Russell 1000® Value Index[2]		11.46%	10.91%	8.40%
U.S. Equity Yield Composite Index[3]		7.18%	8.88%	8.92%

1. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

2.  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.

3.  The U.S. Equity Yield Composite Index consists of the MSCI USA High Dividend Yield Index and the MSCI USA Minimum Volatility (USD) Index weighted at 60% and 40%, respectively. The MSCI USA High Dividend Yield Index is based on the MSCI USA Index and includes large- and mid-cap stocks. It is designed to reflect the performance of equities in the MSCI USA Index (excluding real estate investment trusts) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. It is calculated by optimizing the MSCI USA Index in U.S. dollars for the lowest absolute risk (within a given set of constraints).

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

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Management

New York Life Investment Management LLC serves as the Manager. Epoch Investment Partners, Inc. serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date
Epoch Investment Partners, Inc.	Michael A. Welhoelter, President and Co-Chief Investment Officer*	Since 2009
	John M. Tobin, Managing Director*	Since 2013
	Kera Van Valen, Managing Director	Since 2013
	Michael Jin, Managing Director	Since July 2024
	Lin Lin, Managing Director	Since July 2024

* Effective on or about December 31, 2024, Messrs. Welhoelter and Tobin will retire from Epoch Investment Partners, Inc. and will no longer serve as portfolio managers of the Fund.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at newyorklifeinvestments.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $2,500 applies if you invest in Investor Class or Class C shares, $1,000 for SIMPLE Class shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. These initial investment minimum and subsequent purchase amounts also apply to Investor Class and Class C shares purchased through AutoInvest, New York Life Investments' systematic investment plan. Class A and SIMPLE Class shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums. Class B shares are closed to all new purchases and additional investments by existing Class B shareholders.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company.

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